Exhibit 10.24
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                                 STANDARD OFFICE
                                 LEASE AGREEMENT


STATE OF                    Texas
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COUNTY OF                   Bexar
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         THIS AGREEMENT, entered into this 12th day of  September, 2003, between

                                  1. LANDLORD


                                   BDRC, INC.
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herein designated as Landlord, and

                                   2. TENANT


                ATSI COMMUNICATIONS, INC., a Delaware corporation
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herein designated as Tenant.

                               3. LEASED PREMISES

Landlord, in consideration of covenants and agreements to be performed by Tenant and upon terms and conditions hereinafter stated, does hereby lease to Tenant Suite number 700 of the building known as Creekview Garden Offices (the "Building"), located at 8600 Wurzbach hereinafter called the "Leased Premises" on a tract of land situated in the City of San Antonio, State of Texas, as described in Exhibit "A" attached hereto. The number of square feet contained in the Leased Premises is approximately 3,040 square feet.

                                     4. TERM

For term of twelve (12) months beginning on October 1, 2003, and ending on September 30, 2004, to be continuously used and occupied during term of this Lease by the Tenant for no other purpose than:

                                     5. USE

                               General office use
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This Lease is conditioned  upon faithful  performance by Tenant of the following agreements, covenants, rules and regulations, herein set out and agreed to by Tenant.

                                 6. BASE RENTAL

In consideration of this Lease, Tenant promises to pay Landlord at office of Landlord, in San Antonio, Texas the sum of three thousand four hundred and no/100 dollars, ($3,420.00) payable in monthly amounts.

Monthly Rental is due in advance, without demand, on the first day of each and every calendar month during term hereof. The base rental stated herein shall be subject, however, to adjustment as provided in Section 7 of this Lease. Should the term of this Lease begin on a day other than the first day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be proportionately reduced.

All rent and sums provided to be paid under this Lease shall be paid to Landlord at the address stated in Section 39 of this Lease.

                            7. ADJUSTMENT OF RENTAL

In the event the operating expenses of the Landlord upon the Building and/or project of which the Leased Premises are part shall, in any calendar year during the term of the Lease, exceed the sum of the actual operating expenses incurred in calendar year 2003 (Expense Stop), Tenant agrees to pay as additional rent Tenant's pro rata share of the excess operating expenses. The excess operating expenses shall be defined as the difference between the actual operating expenses for a given calendar year and the expense stop, the difference of which shall be pro rated for any partial calendar year in which the Lease commences and/or terminates. Computation of additional rental under this paragraph shall operate as follows: at the end of calendar year 2003, Landlord shall compute the excess operating expenses, if any, and Tenant shall pay as additional rental to Landlord upon demand Tenant's pro rata share. Further, in subsequent calendar

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years, 1/12 of the excess operating expenses attributable to the Leased Premises from the previous calendar year shall be payable monthly as additional rental, plus a lump sum annual payment upon demand at the end of the calendar year equaling Tenant's pro rata share of any increase in operating expenses from the end of the previous calendar year through the current Lease year, if any. Tenant shall have the right, at its own expense and at a reasonable time, to audit Landlord's books relevant to the additional rental due under this paragraph. Should Tenant fail to object in writing to any excess operating expenses charged within thirty (30) days of notice thereof, Tenant shall be deemed to have agreed to such increase.

Tenant's pro rata share is defined as that fraction in which the numerator is the Leased Premises area of 964 square feet, and the denominator is the Leasable Floor Area in the entire complex known as "Creekview Garden Offices" consisting of 53,035 square feet.

Notwithstanding anything contained herein, in no event shall the operating expenses be less than the expense stop as stated in this clause.

The term "operating expenses" as used above includes all expenses incurred with respect to the maintenance and operation of the project of which the Leased Premises are a part, including but not limited to, maintenance and repair costs; electricity, gas, water, and sewer for common areas; security; landscaping and pest control; reasonable and customary management fees; the reasonable portion of any wages and fringe benefits payable to employees of Landlord whose duties are directly connected with the operation and maintenance of the building and/or project(to the extent such costs are fairly attributed); all services, supplies, non-capital or other expenses for maintaining and operating the building and/or project including common area, parking area and plaza area maintenance. The term "operating expenses" also includes all real property taxes and installments of special assessments due to deed restrictions and/or owner's associations, which accrue against the building and/or project of which the Leased premises are a part during the term of the Lease as well as all insurance premiums Landlord is required to pay or deems necessary to pay, including public liability insurance, with respect to the building and/or project. The term "operating expenses" does not include any capital improvements to the building and/or project of which the Leased premises are a part nor shall it include repairs, restoration or other work occasioned by fire, windstorm, or other casualty, income and franchise taxes of Landlord, expenses for the renovation of space for new tenants, interest or principal payments on any mortgage or other indebtedness of Landlord, compensation paid to any employee of Landlord above the grade of building maintenance engineer nor depreciation allowance or expense.

                                 8. LATE CHARGE

Tenant agrees to pay Landlord an additional amount of ten percent (10%) of any sum owing by Tenant under this Lease if such sum is not in Landlord's office or postmarked by midnight of the 10th day following the date on which such sum became due for the extra expenses involved in handling delinquent payments. A $25.00 charge will be assessed by Landlord for every returned check.

                              9. SECURITY DEPOSIT

Amount: THREE THOUSAND FOUR HUNDRED AND TWNTY NO/100 Dollars ($3,420.00) which Landlord acknowledges receipt thereof.

The security deposit shall be payable on the date of Tenant's execution of this Lease and shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's obligations under this Lease. It is expressly understood that the security deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant or upon termination of this Lease, Landlord may commingle the security deposit with Landlord's other funds. Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrearages of rent or to satisfy any other obligation of Tenant hereunder. Following any such application of the security deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the security deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Leased Premises during the term of this Lease, Landlord may assign the security deposit to the transferee and thereafter shall have no further liability for the return of such security deposit.

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                                  10. SERVICES

(a) SERVICES BY LANDLORD

Landlord agrees to furnish Tenant, while occupying premises, water at those point of supply provided for general use of tenants; electric lighting service for all public areas and special service areas of building in the manner and to the extent deemed by Landlord to be standard; but failure to furnish or any interruption of these services, from any cause whatsoever, shall not make Landlord liable for damage or loss to persons, property or Tenant's business; shall not be considered an eviction of Tenant; shall not entitle Tenant to any refund or reduction of rent, and shall not relieve Tenant from compliance with any term or provision of this Lease; Landlord shall maintain and repair the heating and air conditioning systems, plumbing systems and electrical systems serving the leased premises, which charges are subject to the adjustment of rental provisions for excess operating expenses in Section 7 of this Lease; Landlord shall use reasonable diligence to promptly repair any malfunction of the building improvements or facilities but Tenant shall have no claim for rebate or abatement of rent for damages resulting from such repair or from any interruptions in service occasioned by such repair. Any and all costs and expenses for services, maintenance or repairs of the leased premises, including but not limited to those items set forth in Paragraph 10 (b) of this Lease shall be the responsibility of Tenant.

(b) SERVICES BY TENANT

UTILITIES: Tenant, at its sole cost and expense, shall pay all charges for gas and electricity used by Tenant and is responsible for janitorial costs during the term of this Lease. Tenant shall pay all telephone charges.

                          11. PAYMENTS AND PERFORMANCE

Tenant agrees to pay all rents and all other sums required to be paid to Landlord at the times and in the manner provided in this Lease. The obligation of Tenant to pay rent is an independent covenant and under no circumstances shall Tenant be released from its obligation to pay rent.

                            12. REPAIRS AND RE-ENTRY

Tenant will maintain the Leased Premises in sound condition, at Tenant's own expense, and shall repair, using only contractors approved by Landlord, any damage done to the Building or any part of the Building by Tenant or Tenant's agents, employees and invitees. If Tenant fails to make such repairs promptly, within fifteen (15) days of occurrence, Landlord shall have the option to make such repairs itself and Tenant shall reimburse Landlord for the cost of the repairs on demand. Tenant shall not commit nor allow any waste or damage to be committed on any part of the Leased Premises, and at the time of termination of this Lease, shall deliver the Leased Premises to Landlord in as good condition as existed on date of Tenant's possession, ordinary wear and tear excepted, and Landlord shall have the right to re-enter and resume possession.

                          13. ASSIGNMENT - SUBLETTING

Tenant shall not assign or mortgage this Lease or any right under or interest in it; allow same to be assigned by operation of law or otherwise; sublet the Leased Premises or any part thereof, or allow any other person to occupy or use the Leased Premises or any part thereof in place of Tenant without the prior written consent of Landlord which shall not be unreasonably withheld, conditioned or delayed. Any such assignment, mortgage or subletting without Landlord's consent shall be void and shall, at Landlord's option, constitute a breach of this Lease. Notwithstanding approval by Landlord of any subletting or assignment by Tenant, Tenant, any guarantor of Tenant's obligations under this Lease and each assignee and subtenant shall remain fully responsible and liable for payment of the rent required under this Lease and for compliance with all of Tenant's other obligations. Consent of Landlord to any assignment, mortgage or subletting shall constitute approval only as to that specific assignment, mortgage or subletting, and none other.

                    14. ALTERATIONS AND ADDITIONS BY TENANT

Tenant shall make no alterations, additions or improvements to the Leased Premises, including the installation of trade fixtures, without the prior written consent of Landlord. Landlord may impose, as a condition of its consent, requirements as to the manner in which, the times at which, and the contractor by whom such work shall be done. All such alterations, additions or improvements including trade fixtures, shall be made by Tenant at its sole cost and expense, shall be part of the building, shall become the property of Landlord at the time they are placed on the Leased Premises, and shall be surrendered with the Leased Premises upon termination of the Lease. Landlord acknowledges that Tenant shall be coordinating the installation of all finishes and related materials, and installation of same shall not require additional notice to Landlord. Landlord may, however, by written notice to Tenant given at least thirty (30) days prior to the end of the term, require Tenant to remove all partitions, counters, railing and the like installed by Tenant and to repair any damage to the premises caused by such removal, save and except those items identified on Exhibit "D". Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims for mechanics, materialmen or other liens in connection with any alterations, additions or improvements, including trade fixtures. In addition, Tenant shall, if required by Landlord, furnish such waiver or waivers of lien in form and with surety satisfactory to Landlord before commencing any work on such alterations, additions or improvements, including trade fixtures. Landlord reserves the right to enter the Leased Premises for the purpose of posting any notices of nonresponsibility as may be permitted by law or desired by Landlord.

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          15. LEGAL USE - VIOLATIONS OF INSURANCE COVERAGE - NUISANCE

Tenant will not use the Leased Premises nor allow the Leased Premises to be used for any purpose other than that stated in this Lease or for any purpose which is unlawful; disreputable; or extra-hazardous on account of fire, explosion or other casualty; nor permit any act which would increase the fire and casualty insurance on the building or its contents. If insurance rates on the building or its contents are increased due to action, conduct or business of Tenant, Tenant will pay such amount of insurance rate increase to Landlord on demand. Tenant will not create a nuisance, interfere with, annoy or disturb other tenants or Landlord, nor allow Tenant's agents, employees or invitees to do so.

                            16. LAWS AND REGULATIONS

Tenant will maintain the Leased Premises in a clean and healthful condition and will comply with all laws, ordinances, orders, rules and regulations of any governmental authority having jurisdiction over the use, conditions or occupancy of the Leased Premises, provided, however, that both parties acknowledge that Tenant shall not be responsible to be in compliance with the provisions of the Americans with Disabilities Act or amendments to such legislation (or similar legislation).

                          17. INDEMNITY AND LIABILITY

By moving into the Leased Premises, Tenant acknowledges that the Leased Premises are received by it in a good state of repair, accepts the Leased Premises as suitable for the purposes for which same are leased, waives any and all defects of the Leased Premises and assumes all risks of damage to persons, property or Tenant's business. Landlord shall not be liable for any injury to person, damage to property or to Tenant's business arising from any acts or omissions of Landlord or from any cause whatsoever except Landlord's gross negligence or willful wrong. Tenant will indemnify and hold Landlord harmless from all suits, and actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from any occurrence upon the Leased Premises, from use or occupancy by Tenant of Leased Premises, and from any acts or omissions of Tenant, its agents, contractors, employees or invitees. In addition, if Landlord should, without fault on its part, be made a party to any action by or against Tenant, Tenant shall pay all costs, expenses and reasonable attorney's fees of Landlord.

                             18. RULES OF BUILDING

Tenant, Tenant's agents, employees and invitees will comply fully with building rules and regulations which are attached to this Lease and made a part of it by this reference. Landlord may amend or change the rules and regulations as it may deem advisable to provide for the safety, protection, care, and cleanliness of the building, and Landlord shall give Tenant a written copy of all such rules and amendments.

                      19. ENTRY FOR REPAIRS AND INSPECITON

Landlord and its agents and representatives may enter the Leased Premises at any reasonable hour or at any time during emergencies to inspect, clean and make repairs, alterations or additions as Landlord deems necessary. Tenant will not be entitled to reduction or abatement of rent due to Landlord's entry for such purposes.

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                   20. LANDLORD'S LIEN AND SECURITY INTEREST

In addition to the Landlord's lien provided by law, Landlord shall have, and Tenant hereby grants to Landlord, a security interest in all goods, furniture, fixtures, equipment, supplies and other property of Tenant on the Leased Premises, and all proceeds thereof, as security for all Tenant's obligations under this Lease. Tenant shall have the right however, to sell its merchandise in the normal course of its business free of this lien and security interest. Tenant shall not remove any of such property from the Leased Premises until it has fully satisfied its obligations under this Lease. Any requirement of reasonable notice to Tenant of Landlord's intention to dispose of any of Tenant's property to enforce this security interest shall be satisfied by notice given in the manner prescribed in Section 39 of this Lease at least five (5) days before the time of such disposition. Any such sale to enforce Landlord's security interest shall be deemed to have been a public sale conducted in a commercially reasonable manner if held on the Leased Premises after advertisement of the time, place and method of sale and a general description of the property to be sold in a Bexar County, Texas daily newspaper for three (3) consecutive days prior to the sale. Landlord shall have all rights and remedies of a secured party under law. Landlord agrees to execute lien waivers from other creditors of Tenant so long as Landlord's lien on other goods, furniture, fixtures, equipment, supplies and other property of Tenant on the Leased Premises is not subordinated.

                             21. ABANDONED PROPERTY

All of Tenant's furniture, movable trade fixtures and personal property not removed from the Leased Premises within five (5) days of Landlord's written request at the termination of this Lease, whether such termination occurs by lapse of time or otherwise, shall be conclusively presumed abandoned by Tenant, and Landlord may declare such property to be the property of Landlord or may dispose of the property by any method it deems advisable. Landlord's rights under this paragraph shall be cumulative of its rights under Section 21 above.

                                22. HOLDING OVER

It is agreed and understood that any holding over by the Tenant of the Leased Premises at the termination of this Lease, whether such termination occurs by lapse of time or otherwise, shall be construed as a tenancy at will at a daily rental equal to 1/30th of an amount equal to one and one-half the monthly rental payable during the last month prior to termination of this Lease for the first three (3) months after lease termination and twice the monthly rental payable during the last month prior to termination of this Lease thereafter. Such tenancy shall be subject to all other terms and provisions of this Lease except any right of renewal.

                                  23. CASUALTY

In the event the Leased Premises are damaged by fire or other casualty covered by Landlord's insurance, Landlord shall repair the damage at its expense within a reasonable time. If the damage cannot be repaired within one hundred eighty
(180) days (as estimated by an architect chosen by Landlord), this Lease may be terminated by either Landlord or Tenant by written notice within thirty (30) days after receipt of the architect's damage certification and shall then terminate as of the date such notice is given, Tenant shall pay all rent due under this Lease, prorated to the date of such notice, and all other sums owing at that time and shall immediately surrender possession of the Leased Premises to Landlord.

However, if the damage can be repaired within one hundred eighty (180) days or if it cannot be repaired within such time but neither party exercises its option to terminate this Lease, Landlord shall, within thirty (30) days of such damage, begin to repair the Leased Premises and shall proceed with reasonable diligence to restore the Leased Premises to the same condition as existed immediately prior to the occurrence of such casualty. The rent shall be abated during the time the premises are unfit for occupancy. Landlord shall not be required to rebuild, repair or replace any of the furniture, equipment, fixtures or other improvements which may have been placed on the Leased Premises by Tenant. In the event any mortgagee under a deed of trust, security agreement or mortgage on the building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon written notice to Tenant. In the event the building is so badly damaged by fire or other casualty, even though the Leased Premises may not be affected, that Landlord decides, within ninety (90) days after the destruction, not to rebuild or repair the building (such decision being vested exclusively in the discretion of Landlord), then in such event Landlord shall notify Tenant in writing and this Lease shall terminate as of the time such notice is given, and the Tenant shall pay rent hereunder apportioned to the time such notice is given and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall immediately surrender the Leased Premises to Landlord. Notwithstanding the foregoing provisions of this Section 24, Tenant agrees that if the Leased Premises or any other part of the building is damaged by fire or other casualty caused by the fault or negligence of Tenant or Tenant's agents, employees or invitees, Tenant shall have no option to terminate this Lease, even if the damage cannot be repaired within one hundred eighty (180) days and the rent shall not be abated or reduced before or during the repair period.

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                               25. FORCE MAJEURE

In the event Landlord shall be delayed, hindered or prevented from the performance of any act required under this Lease by reason of acts of God; acts of common enemies; fire, storm, flood, explosion or other casualty; strikes; lockouts; labor disputes; labor troubles; inability to procure materials; failure of power; restrictive governmental laws or regulations; riots; insurrection; war; settlement of losses with insurance carriers; injunction; order of any court of governmental authority; or other cause not within the reasonable control of Landlord, then the performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

                                 26. INSURANCE

A. Subrogation: Landlord and Tenant hereby waive and release any and all rights, claims, demands and causes of action each may have against the other on account of any loss or damage occasioned to Landlord or to Tenant as the case may be, their respective businesses, properties, real and personal, the Leased Premises or its contents, arising from any risk or peril covered by any insurance policy carried by either party. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto hereby agrees immediately to give to its respective insurance companies written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed if necessary, to prevent the invalidation of said insurance coverages by reason of said waivers. This provision shall be cumulative of Section 17.

B. Liability Insurance: Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring Tenant and Landlord against any and all liability for property damage or injury to or death of person or persons occasioned by or arising out of or in connection with the use or occupancy of the Leased Premises, the limits of such policy or policies to be in an amount not less than $1,000,000.00 with respect to injuries to or death of any one person, in an amount not less than $1,000,000.00 with respect to any one accident or disaster, and in an amount not less than $500,000.00 with respect to property damaged or destroyed. Tenant shall furnish evidence satisfactory to Landlord of the maintenance of such insurance and shall obtain a written obligation on the part of each insurance company to notify Landlord at least ten (10) days prior to cancellation of such insurance.

                       27. TRANSFER OF LANDLORD'S RIGHTS

Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations under this Lease and in the building and property referred to in this Lease. In such event Landlord shall be released from any further obligation under this Lease and Tenant agrees to look solely to Landlord's successor for the performance of such obligations. This Lease will not be effected by any such sale, and Lessee agrees to attorn to the purchaser or assignee.

                                 28. BANKRUPTCY

Bankruptcy, insolvency or inability to pay its debts as such become due of Tenant or any guarantor of this Lease; filing by or against Tenant or any guarantor in any court pursuant to any statute either of the United States or of any State of a petition in bankruptcy or insolvency or for reorganization, arrangement or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property; or the making by Tenant or any such guarantor of an assignment for the benefit of creditors, shall constitute a default by Tenant under this Lease and this Lease shall terminate, Tenant shall then immediately surrender the Leased Premises to Landlord. If Tenant fails to do so, Landlord may expel or remove Tenant and its property and retake possession of the Leased Premises without liability for any prosecution or any claim for damages by reason of such re-entry. Tenant further agrees to indemnify Landlord for all loss and damage suffered by Landlord by reason of such termination, including loss of rental for the remainder of the lease term.

                                  29. DEFAULT

The  following  shall also  constitute  events of  default by Tenant  under this
Lease:

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         (a)  Tenant's  failure  to pay rent and other  sums  payable  by Tenant under this Lease when due within ten (10) days after notice.
         (b) Tenant's failure to comply with other non-monetary provisions of this Lease and such failure continues beyond a reasonable cure period.
         (c) Any assignment or subletting of the Leased Premises without Landlord's consent.

                                  30. REMEDIES

A. Upon the occurrence of any of the events of default listed in Section 29 above, Landlord shall have the option to take any one or more of the following actions without notice or demand in addition to and not in limitation of any other remedy permitted by law or by this Lease:

              (1) Terminate this Lease, at which time Tenant shall immediately surrender the Leased Premises to Landlord. If Tenant fails to do so, Landlord may expel or remove Tenant and its property and retake possession of the Leased Premises without liability for any prosecution or any claim for damages by reason of such re-entry. Tenant further agrees to indemnify Landlord for all loss and damage suffered by Landlord by reason of such termination, including loss of rental for the remainder of the lease term.

              (2) Enter upon and take possession of the Leased Premises as Tenant's agent without terminating this Lease and without liability to prosecution of any claim for damages by reason of such re-entry, and relet the Leased Premises as Tenant's agent and receive rent therefor. Tenant agrees to pay Landlord on demand for any costs incurred by Landlord through such reletting, including costs of renovating or repairing the Leased Premises for a new tenant and for any deficiency that may arise between amount of rent due for the remainder of Tenant's lease and that received by
                     Landlord from reletting the Leased Premises. It is expressly understood and agreed, however, that Landlord shall have no duty to relet the Leased Premises and Landlord's failure to do so shall not release or affect Tenant's liability for rent or damages.

              (3) Landlord may do whatever Tenant is obligated to do under the terms of this Lease and in order to accomplish this purpose Landlord may enter the Leased Premises without liability to prosecution or any claim for damages therefor. Tenant shall reimburse Landlord for any expenses Landlord may incur in effecting compliance with this Lease on Tenant's behalf. Tenant further agrees that Landlord shall not be liable for any damages which may result to Tenant from such action by Landlord, whether caused by Landlord's negligence or otherwise.

B. Upon the occurrence of the default event stated in Section 29(a) above, Landlord shall have the option, in addition to and not in limitation of any other remedy permitted by law or by this Lease, of declaring the entire amount of rent for the remainder of the lease term due and payable immediately; without terminating this Lease, as liquidated and agreed damages for the payment of costs and expenses that Landlord will incur in regaining possession, restoring or reletting the Leased Premises. It is understood and agreed that the actual determination of Landlord's costs and expenses is not feasible and that the amount of rent for the remainder of the lease term represents a reasonable estimate of such cost.

                                 31. NO WAIVER

No action by Landlord or its agents shall constitute an acceptance of an attempted surrender of the Leased Premises and no agreement to accept such a surrender of the Lease Premises shall be valid unless in writing. Re-entry of the Leased Premises by Landlord shall not constitute an election by Landlord to terminate this Lease unless Landlord so notifies Tenant in writing. Acceptance of rent by Landlord following the occurrence of an event of default shall not waive such default, nor shall the receipt by Landlord of rent from any assignee, subtenant or occupant of said premises other than Tenant be deemed a waiver of
Section 13 of this Lease. Landlord's waiver of any default or breach of the terms of this lease (including any violation or failure to enforce the Building Rules attached hereto) or failure by Landlord to enforce one or more of the remedies provided herein upon such default or breach shall not constitute a waiver of any other default or breach of this Lease. No provision of this Lease shall be deemed waived by Landlord unless evidenced in writing. Landlord's rights and remedies under this Lease shall be cumulative of every other right or remedy Landlord may have otherwise at law or in equity and Landlord's exercise of one or more of the rights or remedies shall not bar or in any way impair Landlord's exercise of other rights and remedies.

                               32. SUBORDINATION

This Lease and all rights of the Tenant hereunder are subject and subordinate to any deeds of trust, mortgages or other instruments of security which do now or may hereafter cover the building and the land or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages or instruments of security. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, from time to time, upon demand, execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgment of Landlord may be necessary or proper to confirm or evidence such subordination, and Tenant hereby irrevocably appoints Landlord as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates. This Lease and all rights of Tenant hereunder are further subject and subordinate to all ground or primary leases in existence at the date hereof and to any and all supplements, modifications and extensions thereof heretofore or hereafter made. However, notwithstanding the foregoing provisions of this Section 32, Tenant agrees that any such mortgagee shall have the right at any time to subordinate any such deeds or trust, mortgages or other instruments of security to this Lease on such terms and subject to such conditions as such mortgage may deem appropriate in its discretion. Tenant further agrees, upon demand by Landlord's mortgage at any time, before or after the institution of any proceedings for the foreclosure of any such deeds of trust, mortgages or other instruments of security, or sale of the building pursuant to any such deeds of trust, mortgages or other instrument of security, to attorn to such purchaser upon any such sale and to recognize such purchaser as Landlord under this Lease. This agreement of Tenant to attorn upon demand of Landlords mortgagee shall survive any such foreclosure sale or trustee's sale. Tenant shall upon demand at any time or times, or after any such foreclosure sale or trustee's sale, execute, acknowledge and deliver to Landlord's mortgagee any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, and Tenant hereby irrevocably appoints Landlord's mortgagee as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates.

                           33. ESTOPPEL CERTIFICATES

Tenant agrees to furnish from time to time when requested by Landlord or the holder of any deed of trust or mortgage covering the land and building or any interest of Landlord therein, a certificate signed by Tenant to the effect that this Lease is then presently in full force and effect and unmodified; that the term of this Lease has commenced and the full rental is then accruing hereunder; that Tenant has accepted possession of the Leased Premises and that any improvements required (if any) by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant, that no rent under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease; that Tenant, as of the date of such certificate, has no charge, lien or claim of offset under this Lease or otherwise against rents or other charges due or to become due hereunder; and that to the knowledge of Tenant, Landlord is not then in default under this Lease. The certificate shall also contain an agreement by Tenant with such holder that from and after the date of such certificate Tenant will not pay any rent under this Lease more than thirty (30) days in advance of its due date, will not surrender or consent to the modification of any of the terms of this Lease nor to the termination of this Lease by Landlord, and will not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission of Landlord to the holder of such deed of trust or mortgage (at such holder's last address furnished to Tenant) and until a reasonable period of time shall have elapsed following the giving of such notice; during which period such holder shall have the right, but shall not be obligated, to remedy such act or omission; provided, however, that (i) the agreement of Tenant described in this sentence will be of no effect under such certificate unless Tenant is furnished by such holder with a copy of any assignment to such holder of Landlord's interest in this Lease within one hundred twenty (120) days after the date of such certificate, and
(ii) the agreement of Tenant with such holder that is embodied in such certificate shall terminate upon the subsequent termination of any such assignment.

                        34. JOINT AND SEVERAL LIABILITY

The obligations imposed upon Tenant (if more than one) under this Lease shall be joint and several. If Tenant has a guarantor, the obligations of Tenant under this Lease shall be joint and several obligations of Tenant and guarantor. Landlord may proceed against guarantor without first proceeding against Tenant, and no guarantor shall be released from its guaranty for any reason, including, but not limited to, any amendment of this Lease, any waiver of Landlord's rights, failure of Landlord to give Tenant or any guarantor any notices, or release of any party liable for payment and performance of Tenant's obligations under this Lease.

                              35. ATTORNEY'S FEES

If Landlord or Tenant brings any action under this Lease or consults or places this Lease or any amount payable or action required under it with an attorney for the enforcement of any of Landlord's or Tenant's rights under this Lease, the party found to be at fault agrees in each case to pay reasonable attorney's fees and other costs and expenses incurred by the prevailing party in connection therewith.

                              36. QUIET POSSESSION

Landlord hereby covenants that Tenant, upon payments of rent as provided under this Lease and performing all other agreements contained in this Lease, shall and may peacefully have, hold and enjoy the Leased Premises.

                               37. BUILDING NAME

Tenant may use the present name of the building in the name of its business and in its business address, provided, however, that Landlord reserves the right to change the name of the building at any time without prior notice to Tenant. Tenant agrees to immediately cease use of the building name in connection with its business upon termination of this Lease, by lapse of time or otherwise.

                                  38. PARKING

Landlord reserves the right to designate specific areas and spaces within which Tenant, Tenant's employees, agents, visitors and customers may park. Tenant shall not, however, be entitled to exclusive use of such designated parking spaces (unless granted such right by Landlord in writing) and Landlord may, in its sole discretion, reassign the location of such parking spaces at any time so long as any such designated spaces are located within reasonable proximity of the Leased Premises. Landlord further reserves the right to promulgate rules and regulations for the use of all parking areas at any time during the term of this Lease. Notwithstanding any foregoing provision of this Section 38, Landlord shall have the right to designate any parking area or space for the exclusive use of a tenant or other person or persons so long as such spaces do not impact Tenant's access to parking areas in reasonable proximity. Tenant agrees that it will employ its best efforts to prevent the use by Tenant's employees, agents, visitors and customers of parking spaces allocated to other tenants.

                                  39. NOTICES

Any notice required or permitted to be given by one party to the other under this Lease shall be in writing and shall be effective when deposited pursuant hereto with the United States Mail, Certified or Registered Mail, Return Receipt Requested, postage prepaid, addressed as follows:

          If to LANDLORD:                         If to TENANT:

          Creekview Garden Offices                ATSI Communications, Inc.
          BDRC, Inc.                              8600 Wurzbach
          500 W. 16th St., Suite 102              Suite 700
          Austin, TX 78701                        San Antonio, TX 78240

Either party may change its address as designated above by written notice to the other party.

                            40. FINANCIAL STATEMENTS

Only in the event of a monetary default by Tenant, Tenant shall furnish Landlord from time to time when requested by Landlord a statement of financial condition of Tenant prepared by an independent certified public accountant and in form reasonably satisfactory to Landlord.

                           41. LEASEHOLD IMPROVEMENTS

If the Leased Premises are not ready for occupancy by Tenant on the lease commencement date, because Tenant's leasehold improvements are not substantially complete or for any other reason, the obligations of Landlord and Tenant shall nevertheless continue in full force and effect. In the event the Leased Premises are not ready for occupancy for reasons other than any delay in the installation of Tenant's leasehold improvements due to any changes or additions ordered by Tenant, then the rent hereinabove provided shall abate and not commence until the date the leasehold improvements to the Leased Premises are substantially complete; but such abatement of rent shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Leased Premises not being ready for occupancy by Tenant on the Lease commencement date. If the Leased Premises are not ready for occupancy by Tenant on the lease commencement date, the term of this Lease shall be extended by the period of time which elapses between the Lease commencement date and the date the Leased Premises are ready for occupancy by Tenant, and the parties agree to execute an agreement between them confirming any such extension of the lease term.

                             42. RIGHT TO RELOCATE

Landlord reserves the right, at its option and upon giving thirty (30) days prior written notice to Tenant to relocate Tenant from the Leased Premises to any other available office space of substantially equal size and area, but no smaller than the Leased Premises. In such event, prior to the relocation of the Tenant, Landlord and Tenant shall agree upon the cost of such relocation (including the cost of any renovations or alterations necessary to make the new office space substantially conform in layout and appointment with the Leased Premises), and Landlord shall bear the reasonable cost thereof together with all moving costs including, but not limited to, moving the telephones and computers, printing costs for such items as stationery, envelopes, business cards and forms, and mailing costs to notify clients and professional affiliates of the new address. In the event that the new premises are larger than the Leased Premises, Tenant shall continue to pay the same monthly rental amount provided in Section 6 hereof.

                              43. ENTIRE AGREEMENT

Tenant agrees that as a material consideration for execution of this Lease there are no oral representations, understandings, stipulations or promises pertaining to this agreement that are not incorporated in this Lease, and it is also agreed that this Lease shall not be altered, waived, amended or extended except by written agreement signed by both parties, unless expressly provided otherwise in this Lease.

                                44. SEVERABILITY

If any provision of this Lease is illegal, invalid or unenforceable under present or future laws during the term of this Lease, it is the intention of both parties that the remainder of this Lease shall not be affected, and that a clause be added to this Lease as similar to such invalid or unenforceable clause as possible and be legal, valid and enforceable.

                                  45. CAPTIONS

The  captions  of  each  paragraph  of this  Lease  are  added  as a  matter  of
convenience   only  and  shall  not  be  considered  in  the   construction   or
interpretation of any part of this Lease.

                               46. BINDING EFFECT

The provisions of this Lease shall be binding upon and inure to the benefit of Landlord and Tenant and to their heirs, personal representatives, successors and assigns, subject to the provisions of Section 27 above.



Time is of the essence of each term and provision of this Lease.

IN WITNESS WHEREOF, this Lease is entered into by the parties hereto on the date and year first set forth above.


TENANT:

ATSI COMMUNICATIONS, INC.,
a Delaware corporation


By:      /S/ Arthur L. Smith
       -----------------------

Title:   CEO
       ------------------------



LANDLORD:

BDRC, INC.


By:      /S/ Anthony W. Eugenio
       ------------------------

Title:   Manager
       ------------------------

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION


A metes and bounds legal description of the subject property is as follows:

A TRACT OF LAND containing 6.193 acres more or less out of the Marcia Trinidad Guerra Survey No. 88, Abstract 260, Patent No. 199, Volume 2, New City Block
13662, Bexar County, Texas. The said 6.193 acres also being out of a 20 acre tract conveyed to Emily W. Mickler from Emily M. Wurzbach by deed dated July 25, 1940 and recorded in Volume 1773, Page 373 Deed Records of Bexar County, Texas; and the same land conveyed in the Will of the Estate of Emily M. Wurzbach to Emily W. Mickler dated December 2, 1941, File No. 87716, Volume 467, Page 96 Probate Court Records of Bexar County, Texas and being further described as follows:

BEGINNING at a found iron pin in the southeast line of Wurzbach Road at a cut off angle point with Fredericksburg Road from which the cut off angle point on the east line of Fredericksburg Road bears S 13 degrees 41' 56" W, 107.20 feet as recorded in Volume 8100, Page 73 Map Records of Bexar County, Texas. THENCE with the southeast line of Wurzbach Road the following bearings and distances:

         N 40 degrees 45' 02" E, 181.25 feet to a found iron pin;
         N 38 degrees 24' 28" E, 293.49 feet to a found iron pin;
         N 40 degrees 45' 02" E, 328.83 feet to a found iron pin

for the Westernmost corner and POINT OF BEGINNING of this survey; THENCE with the southeast line of Wurzbach Road N 40 degrees 45' 02" E, 38.49 feet to found iron pin for the point of curvature, whose radial point bears S 49 degrees 14' 58" E, 5689.65 feet and whose interior angle is 1 degree 09' 00"; THENCE with the southeast line of Wurzbach Road and along a curve to the right of arc length
114.20 feet and whose chord bears N 41 degrees 19' 32" E, 114.20 feet to a set iron pin for the point of tangency; THENCE with the southeast line of Wurzbach Road N 41 degrees 54' 02" E, 322.21 feet to a found concrete monument (Texas State Plan Coordinates N 614, 524.39. E 2, 136, 726.11) for the Northernmost Corner of this survey; THENCE with the fence and the northeast line of the said 20 acre tract, S 48 degrees 05' 09" E, 568.23 feet to a found concrete monument for the Easternmost Corner of this survey; THENCE along the southeast boundary line of the said 20 acre tract, S 41 degrees 53' 38" W, 474.98 feet to a set iron pin (Texas State Plan Coordinates N 613, 791.23, E 2, 136, 831.79) for the Southernmost Corner of this survey; THENCE N 48 degrees 05' 09" W, 385.55 feet to a set iron pin in the east line of a 0.518 acre homestead tract for an angle point; THENCE with the east line of said 0.518 acre homestead tract, N 03 degrees 55' 00" W, 9.62 feet to a found iron pin at the northeast corner of the homestead tract, for an interior corner; THENCE with the north line of said
0.518 homestead tract, S 86 degrees 05' 00" W, 9.34 feet to a set iron pin for an angle point; THENCE N 48 degrees 05' 09" W, 167.41 feet to the found iron pin in the southeast line of Wurzbach Road, the Westernmost Corner and POINT OF BEGINNING containing 6.193 acres more or less, (269,762 square feet). All coordinates are based on Texas State Plan Coordinate System South Central Zone.

                                   EXHIBIT "B"


                                    SITE PLAN

                                   EXHIBIT "C"

                                   FLOOR PLAN

                                   EXHIBIT "D"

                             LEASEHOLD IMPROVEMENTS


Landlord shall deliver the Leased Premises in "as is, where is" condition, except that Landlord, at Landlord's expense, shall steam clean the carpet and replace damaged ceiling tiles in the Leased Premises. Any additional leasehold improvements required by Tenant shall be at its sole expense. Landlord shall control and have the right of approval on all aspects of the improvement process. Landlord shall also have the right to charge a reasonable construction management fee for such work.

                                   EXHIBIT "E"

                      BUILDING RULES AND AGREED REGULATIONS


1. Tenant agrees to make deposit, in amount fixed by Landlord from time to time, for each key issued by Landlord to Tenant for its offices, and upon termination of lease contract, to return all keys to Landlord. Landlord will refund amount deposited on each key returned.

2. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service to Tenant to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in building including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of building.

3. Movement in or out of building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which requires use of elevators or stairways, or movement through building entrances or lobby shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord and subject to its decision and control, time, method, and routing of movement, limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into building. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property, and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for Tenant from time of entering property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act of connection with such service performed for Tenant.

4. No signs will be allowed in any form on exterior of building or windows inside or out, and no signs except in uniform location and uniform style fixed by Landlord will be permitted in the public corridors or on corridor doors or entrances to Tenant's space. All signs will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time, and Tenant will be billed and pay for such service accordingly.

5. No portion of Tenant's area or any other part of building shall at any time be used or occupied as sleeping or lodging quarters.

6. Tenant shall not place, install or operate on leased premises or in any part of building, any engine, or machinery, or conduct mechanical operations thereon or therein, or place or use in or about premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous material without written consent of Landlord.

7. Landlord will not be responsible for lost or stolen personal property, equipment, money, or jewelry from Tenant's area of public rooms regardless of whether such loss occurs when area is locked against entry or not.

8. No birds or animals shall be brought into or kept in or about building.

9. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person, nor contract with or render free or paid services to any Tenant or Tenant's agents, employees, or invites.

10. Landlord will not permit entrance to Tenant's offices to any person at any time without written permission by Tenant.

11. None of the entries, passages, doors, elevators, elevator doors, hallways or stairways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, or such areas be used at any time except for access or egress by Tenant, Tenant's agents, employees, or invitees.

12. The Landlord desires to maintain the highest standards of environmental comfort and convenience for the tenantry. It will be appreciated if any undesirable conditions or lack of courtesy or attention are reported directly to the management.

                                   EXHIBIT "F"

                     TENANT'S ACCEPTANCE OF LEASED PREMISES



Date:

Re:  Lease dated  3rd April, 2003

Between BDRC, INC. ("Landlord")

and ATSI COMMUNICATIONS, INC.   ("Tenant")

on premises located at 8600 WURZBACH, Suite 700
                       San Antonio, Texas 78240

The undersigned, as Tenant, have inspected the improvements at the above referenced premises and hereby confirm the following:

1. That it has accepted possession of the Leased Premises pursuant to the terms of the aforesaid Lease.

2. That the improvements and space required to be finished according to the aforesaid Lease have been completed and supplied in all respects.

3. That the Landlord has fulfilled all of its duties.

4. That no Rent has been prepaid except as provided by the Lease.

5. That there are no existing defenses or offsets which the undersigned has against the enforcement of said Lease.

6. That the aforesaid Lease has not been modified, altered or amended.

7. That said Rent commenced to accrue on the _______ day of _____________, 2003. The primary Lease Term expires on the ________ day of ______________, ______.

8. That the Lease is now in full force and effect.


Tenant:

ATSI COMMUNICATIONS, INC.

By:  _____________________